Material Events During the Reporting Period	6 Months Ended
Jun. 30, 2019
Material Events During Reporting Period [Abstract]
Material Events During the Reporting Period

Note 4 – Material Events During the Reporting Period

a.

In February 2019, the Company issued, pursuant to a public offering in the U.S., an aggregate of 80,000,000 Ordinary Shares (16,000,000 ADSs), 80,000,000 non-tradable warrants (exercisable into 80,000,000 Ordinary Shares) and 60,000,000 non-tradable rights to purchase shares (exercisable into 60,000,000 Ordinary Shares), according to the exercise terms determined.

In certain cases, the rights to purchase and the warrants may be exercised on a cashless basis.

Therefore, the rights to purchase and the warrants are accounted as derivative instruments which are classified as a liability and measured at fair value through profit or loss. The total gross consideration was $12,000,000 and was initially attributed to the financial liability for the rights to purchase and warrants based on their fair value in the amount of $10,201,000 and the remaining amount was attributed to the ADSs issued and recognized as an equity component in the amount of $1,799,000.

Applicable issuance costs, amounting to $1,440,000, have been allocated in the same proportion as the allocation of the gross proceeds. An amount of $1,224,000 was considered as issuance costs allocated to the rights to purchase and the warrants and has been recorded in profit or loss as finance expense, while costs allocated as issuance costs of ADSs in the amount of $216,000 have been recorded in equity as a reduction of the share premium.

See also Note 6 for the methodology and assumptions used to measure the fair value of the rights to purchase and warrants as of their issuance date and as of June 30, 2019.